UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

201-791-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Pursuant to the registration rights agreement entered into with Sealed Air Corporation (the “Company”), WRG Asbestos PI Trust is registering up to 18,000,000 shares of common stock, $0.10 par value per share, under the Company’s registration statement on Form S-3 (File No. 333-195059) (the “Registration Statement”), as supplemented by the prospectus supplement filed April 4, 2014 with the Securities and Exchange Commission.

Attached hereto, and incorporated by reference to the Registration Statement as Exhibit 5.2, is the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Shares.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Date: April 4, 2014

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